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EXHIBIT 10.48

CONSENT AND AMENDMENT NO. 1 TO LOAN DOCUMENTS

        THIS CONSENT AND AMENDMENT NO. 1 TO LOAN DOCUMENTS (this "Amendment"), is entered into as of April 22, 2003, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), and SPECIAL DEVICES, INCORPORATED, a Delaware corporation ("Borrower"), with reference to the following facts:

        A.    Borrower and Lender are parties to that certain Loan and Security Agreement dated as of June 27, 2001 (the "Original Loan Agreement"), as amended by that certain letter agreement dated as of July 17, 2002, that certain letter agreement dated as of October 23, 2002, and that certain letter agreement dated as of March 28, 2003 (collectively, the "Letter Agreements", and together with the Original Loan Agreement, collectively the "Loan Agreement"). All initially capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

        B.    Lender has agreed to extend $30,000,000 to Borrower under the Loan Agreement, provided certain conditions precedent are satisfied (the "Credit Facility"). The Credit Facility consists of revolving loans and a term loan.

        C.    The Obligations under the Loan Agreement are secured by the Collateral described in the Loan Agreement. As of April 15, 2003, (i) the aggregate outstanding principal balance of the Advances under the Credit Facility was $—0-, and (ii) the principal balance of the Term Loan was $3,475,000.00.

        D.    Borrower has requested that Lender, among other things, (i) amend the definition of Permitted Investments, (ii) increase the limit set forth in Section 7.6 of the Loan Agreement, and (iii) consent to the transfer of certain Equipment and Inventory to Borrower's subsidiary in Thailand.

        E.    Lender is willing to amend the Loan Agreement as requested by Borrower upon such terms and conditions as are set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to the above Recitals and as follows:

        1.     AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

          1.1   Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

          (a)    Loan Documents.    The term "Loan Documents" as defined in Section 1.1 the Loan Agreement is hereby amended and supplemented to include the Letter Agreements and this Amendment.

          (b)    Permitted Investments.    Clause (m) of the definition of "Permitted Investments" appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

      "(m) Investments not otherwise permitted under this Agreement in an amount not to exceed $10,000,000, so long as (i) no Default or Event of Default has occurred and is continuing prior to, nor will any Default or Event of Default result from, any such Investment, and (ii) at the time Borrower makes any such Investment, Borrower must have not less than $5,000,000 of Excess Availability (after giving effect to each such Investment)."

          1.2   Schedule 5.8(c) of the Loan Agreement. Schedule 5.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

    "SDI Germany GmbH
    Special Devices Japan K.K.
    Special Devices (Thailand) Co., Ltd."

          1.3   Section 7.6 of the Loan Agreement. Section 7.6 of the Loan Agreement is hereby amended by replacing the amount of "$6,000,000" with "$10,000,000".

        2.     CONSENT TO TRANSFER OF CERTAIN INVENTORY AND EQUIPMENT. Notwithstanding Sections 6.9 and 7.4 of the Loan Agreement, the Lender hereby consents to the Borrower's transfer of certain Equipment and Inventory to Special Devices (Thailand) Co., Ltd., subject to the following terms and conditions:

          2.1   Borrower shall provide Lender with at least 30 days prior written notice of any such transfer, and include a list of the Equipment and Inventory to be transferred;

          2.2   Within one (1) Business Day after any Equipment is removed from the locations described on Schedule 5.5, Borrower shall make a prepayment of the Term Loan in an amount equal to 115% of the orderly liquidation value of the transferred Equipment; provided, however, such prepayment shall not be required with respect to the following:

            (a)   Equipment purchased by Borrower on or after January 1, 2003 and shipped to Special Devices (Thailand) Co., Ltd. no later than October 31, 2003 (the "New Equipment"); and

            (b)   An amount equal to the capital refurbishment costs incurred by Borrower, on or after January 1, 2003, with respect to Equipment (other than New Equipment) that is shipped to Special Devices (Thailand) Co., Ltd. no later than October 31, 2003. Borrower acknowledges that an amount equal to 115% of the remaining orderly liquidation value of such Equipment (i.e., the orderly liquidation value of such Equipment before such capital refurbishment costs were incurred) shall be paid to Lender as provided above;

          2.3   For purposes of Section 2.2 above, the orderly liquidation value shall be determined by an equipment appraiser satisfactory to Lender pursuant to a new appraisal undertaken after the date of this Amendment;

          2.4   Notwithstanding any provision in this Amendment to the contrary, the maximum amount of Equipment that may be transferred to Special Devices (Thailand) Co., Ltd. shall not exceed $1,000,000 in the aggregate (based on the orderly liquidation value thereof); and

          2.5   With respect to any Inventory transferred from Borrower to Special Devices (Thailand) Co., Ltd., such transferred Inventory shall not be "Eligible Inventory" for purposes of the Loan Agreement.

        3.     GENERAL AMENDMENTS. All references to the "Agreement" or "Loan Agreement" in any of the Loan Documents shall mean the Loan Agreement, as amended by this Amendment.

        4.     CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall not be deemed effective until each of the following conditions precedent have been satisfied (as determined by Lender in Lender's sole discretion):

          4.1   Borrower shall have delivered to Lender a duly executed original of this Amendment;

          4.2   Borrower shall have delivered to Lender a written certification, in form and substance satisfactory to Lender, that all representations and warranties set forth in the Loan Agreement are true and correct as of the effective date of this Amendment;

          4.3   Borrower shall have delivered to Lender duly executed originals of all agreements relating to Borrower's pledge to Lender of 66% of the outstanding capital stock of Special Devices Japan K.K. and Special Devices (Thailand) Co., Ltd., in form and substance satisfactory to Lender (the "Pledge Agreements"), together with all other instruments and documents contemplated thereby (together with the Pledge Agreements, the "Pledge Documents);

          4.4   Opinions of Borrower's counsel shall have been delivered to Lender in a form and substance satisfactory to Lender and its counsel;

          4.5   Borrower and its Subsidiaries have taken all action necessary to authorize the execution and delivery of this Amendment and the Pledge Documents; and

          4.6   All other documents and legal matters in connection with the transactions contemplated hereby shall have been delivered and executed, and shall be in form and substance satisfactory to Lender and its counsel.

        5.     REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that no Event of Default has occurred and is continuing under the Loan Agreement.

        6.     LOAN AGREEMENT IN FULL FORCE; INCORPORATION OF OTHER TERMS. The Loan Agreement and all other Loan Documents executed in connection therewith, as amended and supplemented by this Amendment, shall remain in full force and effect in accordance with their terms. For purposes of this Amendment, the terms and conditions of Sections 13, 15.1, 16.1, 16.2, 16.3, 16.4, 16.6, 16.7 and 16.9 of the Loan Agreement are hereby incorporated by reference, provided that all references to "Agreement" in such sections shall mean this "Amendment" for purposes of this Amendment. This Amendment cannot be changed or terminated orally. This Amendment together with the Loan Agreement and the other Loan Documents (including the documents and instruments executed in connection with this Amendment), reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted, modified, or qualified by any other agreement, oral or written, whether before or after the date hereof.

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        IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No. 1 to Loan Documents to be executed and delivered to Lender at Lender's offices in Santa Monica, California.

BORROWER:
SPECIAL DEVICES, INCORPORATED a Delaware corporation
By:	/s/ JAMES E. REEDER Name: JAMES E. REEDER
Title: VICE PRESIDENT FINANCE
LENDER:
FOOTHILL CAPITAL CORPORATION a California corporation
By:	/s/ JOHN NOCITA Name: JOHN NOCITA
Title: VICE PRESIDENT

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  EXHIBIT 10.48